ESC-SUMSUP-1 110413
Summary Prospectus Supplement dated November 4, 2013
This supplement supercedes and replaces in its entirety the supplement dated September 6, 2013.
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco European Small Company Fund
The Fund will close to all investors effective the open of business on December 4, 2013.
ESC-SUMSUP-1 110413